UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 31, 2009

SCANA Corporation

(Exact name of registrant as specified in its charter)

South Carolina                                            1-8809                                     57-0784499

             State or other jurisdiction                           (Commission                                (IRS Employer
of incorporation)                                        File Number)                                 Identification No.)

100 SCANA Parkway, Cayce, South Carolina                                                                                           29033

 (Address of principal executive offices)                                                                                                 (Zip Code)

Registrant’s telephone number, including area code (803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Effective December 31, 2009, SCANA Corporation adopted certain nonmaterial amendments to the SCANA Corporation Long-Term Equity Compensation Plan (the “Plan”).  To the extent that any of the amendments would adversely affect any award granted before December 31, 2009 to a participant pursuant to the Plan, that amendment would not be effective with respect to that award without the consent of the participant, and the award would continue to be governed by the provision of the Plan in effect before that amendment.

The purpose of this Form 8-K is to file the Plan, as amended and restated as of December 31, 2009, for incorporation into the registrant’s Registration Statement No. 333-37398 on Form S-8.  The Plan as in effect before December 31, 2009, which continues to govern certain awards as described in the preceding paragraph, was filed on February 17, 2009 as Exhibit 4.04 to Post-Effective Amendment No. 1 to Registration Statement No. 333-37398 on Form S-8.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.01	SCANA Corporation Long-Term Equity Compensation Plan As Amended and Restated (including amendments through December 31, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
                                                            (Registrant)

Date: February 10, 2010
                                                   /s/ James E. Swan, IV
                                                   James E. Swan, IV
                                                   Controller

EXHIBIT INDEX

Exhibit Number      Description

99.01	SCANA Corporation Long-Term Equity Compensation Plan As Amended and Restated (including amendments through December 31, 2009)